UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2016

DSP GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35256 (Commission File Number)	94-2683643 (I.R.S. Employer Identification No.)

161 S. San Antonio Road, Suite 10, Los Altos, CA (Address of Principal Executive Offices)	94022 (Zip Code)

408/986-4300
(Registrant’s Telephone Number, Including Area Code)

With a copy to:
Jaclyn Liu, Esq.
Morrison & Foerster llp
425 Market Street
San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2016, DSP Group, Inc. (the “Company”) held its annual meeting of stockholders (the “2016 Annual Meeting”) whereby the stockholders approved amendments to the Second Restated Certificate of Incorporation (the “Amendment”) of the Company to eliminate the 66 2/3 voting requirement for removal of a director without cause and the addition of a Delaware forum selection clause. Subsequent to the stockholder approval, the Amendment was filed and accepted by the Secretary of State of the State of Delaware on June 7, 2016. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2016 Annual Meeting, the following proposals were submitted to a vote of stockholders and the voting results are set forth below. The proposals are described in detail in the proxy statement for the 2016 Annual Meeting that the Company filed with the Securities and Exchange Commission on April 29, 2016.

1.     Election of seven directors as specifically set forth below, each to serve until the 2017 annual meeting of stockholders:

Ofer Elyakim	For: 15,844,507	Withheld: 185,505	Broker Non-Vote: 2,308,637
Thomas A. Lacey	For: 15,669,846	Withheld: 360,166	Broker Non-Vote: 2,308,637
Gabi Seligsohn	For: 15,842,922	Withheld: 187,090	Broker Non-Vote: 2,308,637
Yair Seroussi	For: 15,674,119	Withheld: 355,893	Broker Non-Vote: 2,308,637
Norman P. Taffe	For: 15,846,057	Withheld: 183,955	Broker Non-Vote: 2,308,637
Patrick Tanguy	For: 15,674,119	Withheld: 355,893	Broker Non-Vote: 2,308,637
Kenneth H. Traub	For: 15,645,527	Withheld: 384,485	Broker Non-Vote: 2,308,637

2.     Proposal to approve an amendment to the Second Restated Certificate of Incorporation to eliminate 66 2/3 voting requirement for removal of a director without cause:

For: 18,011,094	Against: 81,295	Abstain: 176,510	Broker Non-Vote: 69,750

3.     Proposal to approve an amendment to the Second Restated Certificate of Incorporation to add a provision to designate Delaware Chancery Court as the exclusive forum for certain legal actions:

For: 11,850,757	Against:4,003,715	Abstain: 175,540	Broker Non-Vote: 2,308,637

4.     Proposal to ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditors for the year ending December 31, 2016:

For: 17,532,777	Against: 456,211	Abstain: 349,661	Broker Non-Vote: 0

5.     Advisory vote to approve the Company’s named executive officers compensation:

For: 15,670,152	Against: 341,050	Abstain: 18,810	Broker Non-Vote: 2,308,637

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1     Amendment to Second Restated Certificate of Incorporation of DSP Group, Inc., effective as of June 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: June 9, 2016	By:	/s/ Dror Levy
Dror Levy Chief Financial Officer and Secretary

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